UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2023

Rani Therapeutics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40672	86-3114789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2051 Ringwood Avenue
San Jose, California		95131
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 457-3700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RANI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2023, the Board of Directors (the “Board”) of Rani Therapeutics Holdings, Inc. (the “Company”) approved a stock option repricing where the exercise price of certain outstanding options to purchase shares of the Company’s Class A common stock (the “Common Stock”) under the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) or the Company’s 2016 Equity Incentive Plan (the “2016 Plan”) was reduced to $2.84 per share, the closing price of the Common Stock on the approval date (the “Option Repricing”). The Option Repricing includes unvested options granted pursuant to both the 2021 Plan and 2016 Plan that are held by employees, including the Company’s named executive officers, consultants, and non-employee members of the Board. No other terms of the options were modified, and the options will continue to vest according to their original vesting schedules and will retain their original expiration dates. After evaluating several alternatives, the Board determined that the Option Repricing, which is permitted under the terms of the 2021 Plan and 2016 Plan, was in the best interests of the Company and its stockholders and provides the most effective means of retaining and incentivizing the Company’s key contributors while preserving cash resources and without incurring stock dilution from significant additional equity grants.

The following options held by the Company’s named executive officers were included in the Option Repricing:

Name and Position	Option Shares	Exercise Price Range of Original Options
Talat Imran	936,444	$5.44 to $19.56
Chief Executive Officer
Svai Sanford	313,558	$5.44 to $13.21
Chief Financial Officer
Mir Hashim	328,374	$5.44 to $13.21
Chief Scientific Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rani Therapeutics Holdings, Inc.

Date:	December 19, 2023	By:	/s/ Svai Sanford
Svai Sanford Chief Financial Officer